Statements of Operations (USD $)	12 Months Ended
	Sep. 30, 2011	Sep. 30, 2010
Revenues:
Product sales	$ 76,695	$ 599,110
Other revenue	2,472	7,927
Total revenues	79,167	607,037
Cost of revenues	35,524	505,576
Gross profit	43,643	101,461
Operating expenses:
Selling, general and administrative	572,325	446,857
Research and development	619,378	229,400
Patent and inventory impairment	28,616	346,905
Total operating expenses	1,220,319	1,023,162
Loss from operations	(1,176,676)	(921,701)
Other income (expense):
Interest and note discount amortization	(308,499)	(1,477)
Other	717	(19)
[NonoperatingIncomeExpense]	(307,782)	(1,496)
Net loss	$ (1,484,458)	$ (923,197)
Loss per basic and diluted common share (in Dollars per share)	$ (0.09)	$ (0.06)
Weighted average shares used to compute net loss per basic and diluted common share (in Shares)	16,968,005	15,306,064